UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2013

UNR HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

000-23712	02-0755762	Colorado
(Commission File Number)	(IRS Employer Identification No.)	(State or Other Jurisdiction of Incorporation)

40 Wall Street, 28th Floor New York, NY 10005

(Address of Principal Executive Offices)

(Zip Code)

(212)400-7532

(Registrant’s Telephone Number, Including Area Code)

301 East Pine Street, Suite 150, Orlando, Florida

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment Number 1 to the Current Report filed on Form 8-K dated May 16, 2013 (the “Original 8-K”) is being filed to revise the Exact Name of Registrant on the cover page of the Original 8-K, revise and amend the disclosure in Item 1.01 and include the press release issued by the company as Exhibit 99.1.

Item 1.01	Entry into a Material Definitive Agreement.

UNR Holdings Inc. has negotiated and reached an agreement with OJSC RosDorBank on mortgage lending for property buyers at the MARSHAL apartment complex, which was built and is being sold by its subsidiary 494 UNR.

Item 8.01	Other Events.

On May 9, 2013, the Company issued a press release which is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

99.1	Press release issued by UNR Holdings, Inc. May 9, 2013

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

UNR HOLDINGS, INC.

Date: May 16, 2013	By:	/s/ Alexey Kim
Alexey Kim
Chief Executive Officer